8-K
                                 Current Report

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): February 23, 1999



                          MORGAN STANLEY CAPITAL I INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



          DELAWARE                   333-62911                 13-3291626
----------------------------        ----------            ----------------------
(State or other Jurisdiction        (Commission              (I.R.S. Employer
       Incorporation)               File Number)          Identification Number)


                                       1585 Broadway
                                 New York, New York 10036
                               (principal executive offices)
                                      (212) 761-4000

Item 5. OTHER EVENTS
--------------------

    Computational Materials

     Morgan Stanley & Co. Incorporated as Underwriter of certain of the Certificates (the "Underwriter") has provided certain prospective purchasers of the Class A1, Class A2, Class B, Class C, Class D, Class E and Class F Certificates (collectively, the "Offered Certificates") with certain yield tables and other computational materials, collateral term sheets and structural term sheets (the "Computational Materials") in written form, which Computational Materials are in the nature of data tables and term sheet information relating to the assets of the trust fund in which the Certificates represent beneficial ownership, the structure of the Certificates and terms of certain classes of Certificates, and the hypothetical characteristics and hypothetical performance of certain classes and Certificates based on collateral information provided by Residential Funding Corporation, Wachovia Bank, National Association, and/or Morgan Stanley Mortgage Capital Inc. and under certain assumptions and scenarios.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS
-----------------------------------------

         (a)   Not applicable

         (b)   Not applicable

         (c)   Exhibits

EXHIBIT NO. 99 DESCRIPTION
--------------------------

     Computational Materials (as defined in Item 5) that have been provided by the Underwriter to certain prospective purchasers of the Offered Certificates. Such Computational Materials are not required to be filed electronically, but have been filed manually with the Commission.


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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




Dated:  February 24, 1999

MORGAN STANLEY CAPITAL I INC.


By: /s/ ANDREW BERMAN
-----------------------------
    Name: Andrew Berman
    Title: Vice-President


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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




Dated:  February 24, 1999

MORGAN STANLEY CAPITAL I INC.


By: /s/ ANDREW BERMAN
-----------------------------
    Name: Andrew Berman
    Title: Vice-President


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